Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,960,162.98
Previously Paid Amount	2,688.46
Total Fee Amount	3,434.20
Total Offset Amount	0.00
Net Fee	$ 745.74